UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 9, 2021. Meeting Information GOOD TIMES RESTAURANTS INC. Meeting Type: Annual Meeting For holders as of: December 11, 2020 Date: February 9, 2021 Time: 9:00 a.m. local time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/GTIM2021. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visitwww.virtualshareholdermeeting.com/GTIM2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). GOOD TIMES RESTAURANTS INC. ATTN: RYAN M. ZINK 141 UNION BOULEVARD, SUITE 400 LAKEWOOD, CO 80228 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. D28180-P45066 See the reverse side of this notice to obtain proxy materials and voting instructions. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located onthe following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 26, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods D28181-P45066 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/GTIM2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The Board of Directors recommends you vote FOR the following proposals: 1. ELECTION OF DIRECTORS. To elect four directors of the Company to serve for the next year. Director Nominees: 1a. Geoffrey R. Bailey 1b. Charles E. Jobson 1c. Jason S. Maceda 1d. Robert J. Stetson 2. AMENDMENT TO THE 2018 OMNIBUS EQUITY INCENTIVE PLAN. To consider and approve an amendment to the Company’s 2018 Omnibus Equity Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder from 750,000 shares to a total of 900,000 shares; 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 28, 2021. D28182-P45066 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D28183-P45066